UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Runway Growth Finance Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RUNWAY GROWTH FINANCE CORP.

205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 698-6902

April 29, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Runway Growth Finance Corp. (the “Company”) to be held virtually on June 10, 2025 at 10:00 a.m. Central Time. The Annual Meeting will be held solely on the Internet by virtual means. Only stockholders of record at the close of business on April 24, 2025 are entitled to the notice of, and to vote at, the Annual Meeting, including any postponement or adjournment thereof.

The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) elect three directors of the Company; (ii) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iii) transact such other business that may properly come before the Annual Meeting.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about May 1, 2025, the Company intends to mail to certain of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company’s proxy statement (the “Proxy Statement”) and annual report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), and how to submit proxies over the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Statement and proxy card unless you request them. All other stockholders will receive a copy of the Proxy Statement and Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report. The Company believes that providing its proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. The proxy card contains instructions for voting over the Internet, by electronic mail or by returning your proxy card via mail in the envelope provided. If you are unable to attend the Annual Meeting in person (i.e., virtually), I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided, or follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy through the Internet. Your vote is important.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Ted Goldthorpe

Ted Goldthorpe
Chairman of the Board of Directors

RUNWAY GROWTH FINANCE CORP.

205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 698-6902

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2025

To the Stockholders of Runway Growth Finance Corp.:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Runway Growth Finance Corp., a Maryland corporation (the “Company”), will be held on June 10, 2025 at 10:00 a.m., Central Time, for the following purposes:

(1)
To elect three class III directors who will each serve for a term of three years and until their successors are elected and qualified;
(2)
To consider and vote upon the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
(3)
To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be held solely on the Internet by virtual means.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) are available at www.astproxyportal.com/ast/22600. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement and the Annual Report, and vote your proxy, on the Internet. Stockholders may request, free of charge, a copy of the proxy statement and the Annual Report by contacting our main office at (312) 698-6902.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 24, 2025. Whether or not you expect to be present in person (i.e., virtually) at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided, or authorize a proxy over the Internet by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by using the Internet.

You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the Annual Meeting virtually. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

/s/ Thomas B. Raterman Chicago, IL

Thomas B. Raterman April 29, 2025
Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also vote your proxy electronically over the Internet by following the instructions included in the Notice of Internet Availability of Proxy Materials or the proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person (i.e., virtually).

RUNWAY GROWTH FINANCE CORP.

RUNWAY GROWTH FINANCE CORP.

205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 698-6902

PROXY STATEMENT
2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Runway Growth Finance Corp. (the “Company,” “we,” “us” or “our”), a Maryland corporation, for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 10, 2025, at 10:00 a.m. Central Time and at any postponements or adjournments thereof. The Annual Meeting will be held solely on the Internet by virtual means. This proxy statement, the Notice of Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are being mailed to certain stockholders of the Company on or about May 1, 2025. In addition, a Notice of Internet Availability of Proxy Materials is being mailed to the remaining stockholders of the Company on or about May 1, 2025.

We encourage you to vote your shares, either by voting in person (i.e., virtually) at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by mail, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of each of the director nominees and FOR the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL OR VIA THE INTERNET.

ANNUAL MEETING INFORMATION

Date and Location

We will hold the Annual Meeting on June 10, 2025 at 10:00 a.m. Central Time. The Annual Meeting will be held solely on the Internet by virtual means.

Admission

Only stockholders of record at the close of business on the record date, April 24, 2025 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on the Record Date, we had 37,347,428 shares of common stock outstanding. Stockholders may attend the Annual Meeting on the Internet at https://web.lumiconnect.com/257281653 by using the password “runway2025” and the virtual control number provided on their proxy card. In order to attend the Annual Meeting, beneficial owners must also provide a legal proxy or other instruction or evidence of ownership.

Stockholders of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name then you are a stockholder of record. As a stockholder of record, you may vote in person (i.e., virtually) at the Annual Meeting or vote by proxy.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person (i.e., virtually) at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

(1)
To elect three Class III directors who will each serve for a term of three years and until their successors are elected and qualified;
(2)
To consider and vote upon the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
(3)
To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

VOTING INFORMATION

Record Date and Quorum Required

The Record Date of the Annual Meeting is the close of business on April 24, 2025. For each proposal to be voted upon, you may cast one vote for each share of common stock that you own as of the Record Date. Stockholders do not have cumulative voting rights or rights of appraisal.

A quorum of stockholders must be present for any business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person (i.e., virtually) or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast as of the Record Date will constitute a quorum. On the Record Date, there were 37,347,428 shares outstanding and entitled to vote. Thus, 18,673,715 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (i.e., virtually) at the Annual Meeting. Abstentions, “withhold” votes and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.

If a quorum is not present at the Annual Meeting, the person named as chair of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

Attending the Annual Meeting Virtually

Only record or beneficial owners of the Company’s common stock as of the Record Date or their proxies may attend the Annual Meeting. Stockholders may attend the Annual Meeting on the Internet at https://web.lumiconnect.com/257281653 by using the password “runway2025” and the virtual control number provided on their proxy card. In order to attend the Annual Meeting, beneficial owners must also provide a legal proxy or other instruction or evidence of ownership.

Voting at the Annual Meeting Virtually

If you are a record holder, you may vote your shares at the Annual Meeting by using the virtual control number contained in the proxy card you receive by mail. You may attend the Annual Meeting on the Internet at https://web.lumiconnect.com/257281653 by using the password “runway2025” and the virtual control number provided on your proxy card. You must have the virtual control number with you during the Annual Meeting in order to vote.

If you are a beneficial holder (i.e., you hold shares of common stock through a broker, bank or other nominee) and you want to vote in person (i.e., virtually) at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and upload it during the online registration process for the virtual Annual Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are the record holder of your shares, you may vote by submitting your proxy by telephone, over the Internet, by mail, or in person (i.e., virtually) at the Annual Meeting.

You may vote your shares by telephone or over the Internet by following the instructions set forth on the Notice of Internet Availability of Proxy Materials. We encourage you to vote via the Internet, as it saves us significant time and processing costs.

If you request hard copies of the proxy statement and proxy card, you may vote by mail by completing, dating and signing the proxy card and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

If you attend the Annual Meeting and are a registered stockholder, you may vote by completing a ballot available at the Annual Meeting, or, if you requested a hard copy of the proxy card, by delivering your completed proxy card in person at the Annual Meeting.

By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker

If your shares are held in "street name" through a broker or other nominee, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or other nominee that holds your shares will need to obtain your authorization to vote those shares using the enclosed voting instruction form with this proxy statement. In either case, your broker or other nominee will vote your shares as you direct on your voting instruction form. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares in person (i.e., virtually) at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the proxy statement or Notice of Internet Availability of Proxy Materials for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or other nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written notice, which must be received by the close of business on June 9, 2025, that you are revoking your proxy to the attention of our Corporate Secretary, Thomas B. Raterman, at 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601; (2) delivering a later-dated, properly executed proxy card, which is received no later than the opening of the polls at the Annual Meeting; or (3) voting in person (i.e., virtually) at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person (i.e., virtually) at the meeting.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To elect three directors who will each serve for a term of three years and until their successors are elected and qualified.	Affirmative vote of a plurality of all the votes cast at the Annual Meeting	No	Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.
Proposal 2 — To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	Affirmative vote of a majority of the votes cast at the Annual Meeting	Yes	Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this proposal.

Confidential Voting

All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:

•
to meet any legal requirements;
•
to permit the inspectors of election to tabulate and certify your vote; or
•
to adequately respond to your written comments on your proxy card.

Vote Results

Preliminary voting results will be announced at the Annual Meeting and final results will be disclosed in a Current Report on Form 8-K filed by the Company within four business days of the Annual Meeting.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, mailing and/or posting to the internet this proxy statement, the Annual Report and the Notice of Internet Availability of Proxy Materials. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person (i.e., virtually) and by telephone or facsimile transmission by directors, officers or regular employees of the Company or our investment advisor, Runway Growth Capital LLC (the “Adviser”), for which no director, officer, regular employee or the Adviser will receive any additional or special compensation.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Thomas B. Raterman, Corporate Secretary, Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, or by calling (312) 698-6902. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Thomas B. Raterman c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, Telephone: (312) 698-6902.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 24, 2025, the beneficial ownership of our common stock by each of our current directors, each of our executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 24, 2025 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 24, 2025. Percentage of ownership is based on 37,347,428 shares of common stock outstanding as of April 24, 2025.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors (as defined below) is c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.

Name	Number of Shares Beneficially Owned(1)	Percentage of Class
Interested Directors:
Ted Goldthorpe	—	—
R. David Spreng(2)	207,015	*
Independent Directors:
Jennifer Kwon Chou	—	—
Alexander Duka	—	—
Catherine Frey	—	—
Gary Kovacs	72,626	*
Julie Persily	21,788	*
Robert Warshauer	—	—
Executive Officers Who Are Not Directors:
Thomas B. Raterman	86,248	*
Colleen Corwell	—	—
Executive Officers and Directors as a Group	387,676	1.04%
5% or More Holders:
OCM Growth Holdings, LLC(3)	9,779,668	26.19%

* Represents less than 1.0%.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)
Includes 171,365 shares held by Mr. Spreng directly and 35,649 shares held by Mr. Spreng’s 401(k) Plan.
(3)
Based on information included in the Schedule 13D/A filed by OCM Growth Holdings, LLC (“OCM Growth”) with the SEC on April 3, 2025. Pursuant to an irrevocable proxy, the shares held by OCM Growth must be voted in the same proportion that our other stockholders vote their shares. OCM Growth directly holds the Company’s common stock and has shared power to vote and dispose of the Company’s common stock. Brookfield Oaktree Holdings, LLC, a Delaware LLC (“BOH”), in its capacity as the indirect manager of OCM Growth, may be deemed to have indirect beneficial ownership of the shares of the Company’s common stock held by OCM Growth; Oaktree Capital Group Holdings GP, LLC, a Delaware LLC (“OCGHGP”), in its capacity as the indirect owner of class B units of BOH, may indirectly control the decisions of BOH regarding the vote and disposition of securities held by OCM Growth; Brookfield Corporation, a Canadian corporation ("BN"), in its capacity as the indirect owner of the class A units of BOH, may be deemed to have indirect beneficial ownership of the shares held by OCM Growth; and BAM Partners Trust, a trust formed under the laws of Ontario, in its capacity as the sole owner of Class B Limited Voting Shares of BN, has the ability to appoint and remove certain directors of BN and, as such, may indirectly control the decisions of BN regarding the vote and disposition of securities held by OCM Growth; therefore BAM Partners Trust may be deemed to have indirect beneficial ownership of the shares held by OCM Growth. The principal business address of OCM Growth is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date:

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Ted Goldthorpe	None
R. David Spreng	Over $100,000
Independent Directors:
Jennifer Kwon Chou	None
Alexander Duka	None
Catherine Frey	None
Gary Kovacs	Over $100,000
Julie Persily	Over $100,000
Robert Warshauer	None

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(2)
The dollar range of the Company’s equity securities beneficially owned is calculated based on the closing sales price of the Company’s common stock as reported on the Nasdaq Global Select Market as of April 24, 2025.
(3)
The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board. Pursuant to our articles of amendment and restatement (the “Articles of Amendment and Restatement”), the number of directors is set at three unless otherwise designated by the Board pursuant to our bylaws. In accordance with our bylaws, the Board has designated the number of directors to be eight, six of whom are not “interested persons” of us, our Adviser or our respective affiliates, as defined in Section 2(a)(19) of the 1940 Act. The Board is divided into three classes of directors serving staggered three-year terms. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualify or any director’s earlier resignation, death or removal.

The terms of Mr. Spreng, Ms. Frey, and Mr. Warshauer each a Class III director, will expire at the Annual Meeting. The Nominating and Corporate Governance Committee has recommended, and the Board has nominated, each of them to stand for re-election as Class III directors at the Annual Meeting and to hold office until the Company’s 2028 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Mr. Spreng, Ms. Frey, and Mr. Warshauer have each indicated their willingness to continue to serve if elected and have each consented to be named as a nominee. Neither Mr. Spreng nor Mr. Warshauer has been nominated to serve as a director pursuant to any agreement or understanding between such nominee and the Company. Ms. Frey has been nominated to serve as a director pursuant to an agreement between OCM Growth Holdings LLC (“OCM Growth”) and the Company (the “OCM Agreement”). Under the OCM Agreement, OCM Growth has a right to nominate a member of the Board for so long as it holds shares of the Company’s common stock in an agreement amount equal to at least one-third (33%) of OCM Growth’s initial $125.0 million investment in the Company, and OCM Growth has nominated Ms. Frey in accordance with the OCM Agreement.

A stockholder can vote for or withhold his or her vote for each nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named in this proxy statement. If the nominees should decline or be unable to serve as directors, it is intended that the proxy will be voted for the election of such persons as is nominated as a replacement by the Nominating and Corporate Governance Committee and the Board. The Board has no reason to believe that the nominee will be unable or unwilling to serve.

Required Vote

The director nominees shall be elected by a plurality of all the votes cast at the Annual Meeting in person (i.e., virtually) or by proxy, provided that a quorum is present. The requirement for “the affirmative vote of a plurality of all the votes cast” means that the nominee who receives the largest number of votes of the applicable shares cast in person or by proxy at the Annual Meeting (even if he or she receives less than a majority) will be elected as a director. If you vote “withhold authority” with respect to the nominee, your shares will not be voted with respect to the nominee indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF R. DAVID SPRENG, CATHERINE FREY AND ROBERT WARSHAUER.

Information About the Director Nominees and Directors

Set forth below is a brief biography of the director nominees and the continuing directors Also included below is a brief discussion of the specific experience, qualifications, attributes or skills that led the Board to conclude that the applicable director should serve on our Board. In addition, set forth further below is a biography of each executive officer who is not a director. Unless otherwise indicated by footnote, the address for each listed individual is c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.

Mr. Spreng is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company due to his position as the Company’s President and Chief Executive Officer, and his position as Chief Executive Officer of the Adviser. Mr. Goldthorpe is an “interested person” of the Company due to his position as an executive officer of BC Partners Credit, an affiliate of which is the majority owner of the Adviser. The Board has determined that each of Mses. Chou, Frey and Persily and Messrs. Duka, Kovacs and Warshauer is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.

Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	No. of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Ted Goldthorpe, age 48, Chairman of the Board (Interested)
President and CEO of Portman Ridge Finance Corporation since April 2019, BC Partners Lending Corporation since April 2018, Alternative Credit Income Fund since October 2020 and Opportunistic Credit Interval Fund since 2022. Mr. Goldthorpe also currently serves as the CEO and Chairman of Mount Logan Capital Inc., an executive officer of Sierra Crest Investment Management LLC and managing partner of BC Partners Credit since 2017. Mr. Goldthorpe was President of Apollo Investment Corporation and Chief Investment Officer of Apollo Investment Management from 2012 to 2016.	Class II director since 2025; term expires in 2027	6

Mount Logan Capital Inc. since 2018; BC Partners Lending Corporation since 2018; Portman Ridge Finance Corporation since 2019; Logan Ridge Finance Corporation since 2021; Alternative Credit Income Fund since 2020 and Opportunistic Credit Interval Fund since 2022

R. David Spreng, age 63, Director (Interested), Chief Executive Officer and President
Chief Executive Officer and President of the Company; Chief Executive Officer of the Adviser	Class III director since 2015; term expires in 2025	1	None
Jennifer Kwon Chou, age 45, Director (Independent)
Senior Managing Director, Chief Strategy Officer of the Gores Group	Class II director since 2025; term expires in 2027	3	Logan Ridge Finance Corporation since 2022 and Portman Ridge Finance Corporation since 2022
Alexander Duka, age 58, Director (Independent)
Director	Class I director since 2025; term expires in 2026	6

BC Partners Lending Corporation since 2018; Portman Ridge Finance Corporation since 2019; Logan Ridge Finance Corporation since 2021; Alternative Credit Income Fund since 2020 and Opportunistic Credit Interval Fund since 2022

Catherine Frey, age 58, Director (Independent)
Managing Partner at F2P Ventures, LLC	Class III director since 2025; term expires in 2025	1	None
Gary Kovacs, age 61, Director (Independent)
Managing Director of AVG Technologies N.V.	Class I director since 2016; term expires in 2026	1	DocuSign, Inc.
Julie Persily, age 59, Director (Independent)
Director	Class II director since 2017; term expires in 2027	1	StepStone Private Credit Fund LLC since 2023; SEACOR Marine Holdings Inc. since 2018; Investcorp US Institutional Private Credit Fund from 2022-2024
Robert Warshauer, age 67, Director (Independent)
Chief Executive Officer of BLST Holdings, LLC	Class III director since 2025; term expires in 2025	6

BC Partners Lending Corporation since 2018; Portman Ridge Finance Corporation since 2019; Logan Ridge Finance Corporation since 2021; Alternative Credit Income Fund since 2020 and Opportunistic Credit Interval Fund since 2022

(1)
The address for each director is c/o Runway Growth Finance Corp., 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601
(2)
“Fund Complex” includes Runway Growth Finance Corp., Portman Ridge Finance Corporation, BC Partners Lending Corporation, Alternative Credit Income Fund, Opportunistic Credit Interval Fund and Logan Ridge Finance Corporation.

Nominees for Election as Class III Directors

R. David Spreng has served as a member of the Board since 2015 and previously served as the Chairman of the Board from 2015 to 2025. Mr. Spreng is our President and Chief Executive Officer and is also the founder and Chief Executive Officer of the Adviser. Mr. Spreng has over 25 years of experience as a venture capitalist and ten years as a growth-debt lender. Mr. Spreng also previously served as a Partner of Decathlon Capital Partners, which he co-founded in 2010 as a provider of growth capital for established companies. He also served as Managing Partner of Crescendo Ventures, which he co-founded in 1998 as a venture capital firm focused on early-stage investments in the technology, digital media and technology-enabled service markets. He founded IAI Ventures in 1994, before which he served as Vice President and then Senior Vice President of Investment Advisers Inc., a $20 billion diversified asset management firm from 1989 to 1994. Mr. Spreng served on the board and as chairman of the Government Affairs Committee of the National Venture Capital Association from 2005 to 2009. He served as an advisory board member of the Silicon Valley Executive Network from 2007 to 2012 and as a member of the Silicon Valley Executive Network from 2007 to 2015. Mr. Spreng has been an active member of the World Economic Forum community since 2005, including as a frequent panelist in Davos, as a member of the Technology Pioneers Selection Committee, the Steering Committee for Entrepreneurship and Successful Growth Strategies, and as an adviser to the Alternative Investments 2020 and Mainstreaming Impact Investing initiatives. Mr. Spreng currently serves on the board of directors of a number of private companies. In addition, Mr. Spreng has served on the board of directors of eleven public companies. Mr. Spreng is a graduate, with distinction, of the University of Minnesota.

The Nominating and Corporate Governance Committee has concluded that Mr. Spreng’s experience in managerial positions in investment management, venture capital and direct growth-debt lending provides the Board valuable industry-specific knowledge and expertise on these and other matters, thus qualifying him to serve as a member of the Board.

Catherine Frey has served as a member of the Board since 2025. Ms. Frey is the co-founder and Managing Partner of F2P Ventures, LLC, where she assists founders with refining operating models and cultivating strategic partnerships. Prior to founding F2P Ventures, she served as Partner and Head of Credit Investment Solutions at MatlinPatterson Global Advisors from 2013 to 2020. Prior to her role at MatlinPatterson Global Advisors, Ms. Frey founded Frey Capital Advisors, a firm focusing on the business development strategy for credit-focused hedge fund managers. Before founding Frey Capital Advisors, Ms. Frey also served as a Managing Director at Bear Stearns and Morgan Stanley. Ms. Frey began her career as an investment banker at Drexel Burnham Lambert and Donaldson, Lufkin & Jenrette. She received a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Frey has previously served on the advisory board of Amerus, an insurance technology business, and on the board of directors of Allelo, an educational technology company.

The Nominating and Corporate Governance Committee has concluded that Ms. Frey’s background in investment banking and her experience working with credit-focused funds qualify her to serve as a member of the Board.

Robert Warshauer has served as a member of the Board since 2025 and serves as the Chair of the Audit Committee. Mr. Warshauer is Chief Executive Officer of BLST Holdings, LLC, a fintech E-Commerce retailer. Formerly, Mr. Warshauer was Managing Director and Head of the Investment Banking Group – New York of Imperial Capital (an investment banking company). He has over 30 years of experience in financings, mergers and acquisitions, and restructurings. Prior to joining Imperial Capital, he was a Managing Director at Kroll Zolfo Cooper, where he advised clients on operational issues, acquisitions and recapitalizations. He was a Managing Director and member of the Board of Directors and the Commitment Committee of Ernst & Young Corporate Finance LLC and its successor companies. He has also held the position of CEO and President of a branded retail business with over 500 locations and 5,000 employees, been the CEO of an international business services and manufacturing company with operations in 16 countries, and served as President and a member of the Board of Directors of a publicly traded technology company. Mr. Warshauer has served as the Independent Director on over two dozen publicly traded and privately-held companies and served on several charitable boards of directors. He also currently serves as Chair of the Audit Committee of several publicly traded companies. Mr. Warshauer received his M.B.A. from New York University and his B.S.B.A. from Bucknell University.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Warshauer brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Warshauer’s knowledge of, and experience in, finance and accounting, he has been determined to be an “audit committee financial expert” as defined under SEC rules and serves as chairman of the audit committee of the boards of directors/trustees for certain business development companies/investment companies.

Class I Directors

Alexander Duka has served as a member of the Board since 2025, is a member of the Audit Committee and Nominating and Corporate Governance Committee and serves as the Chair of the Compensation Committee. Mr. Duka was the Executive Vice President of Corporate Development for Acceleration Bay LLC, a patent investment and technology acceleration business headquartered in San Mateo, CA until December 2019, and remains a senior advisor for the firm. Mr. Duka was responsible for Finance, Investor Relations, Strategic Relationships, New Ventures and Acquisitions. He joined the firm in September 2017. Mr. Duka previously spent 20 years at Citigroup, a global banking institution, and was a Managing Director in the Financial Institutions group in Global Banking, retiring in February 2017. Mr. Duka was the senior banker responsible for managing Citibank’s banking relationships with a number of high profile traditional and alternative asset management companies. Mr. Duka oversaw all financings, capital markets activity, M&A and the provision of other banking services and advice for this client base. Mr. Duka also worked with these asset managers to develop a new generation of permanent capital vehicles, including Business Development Companies, REITs, Closed End Funds, and European Listed Vehicles. Prior to Citibank, Mr. Duka has served on the Board of Directors of Trade Arcade Inc. since September 2021 and was a member of the Board of Trustees of BondHouse Investment Trust from September 2019 to February 2021 where he is now an advisor to the sponsor. Mr. Duka also worked at Bank of New York and United Jersey Bank. Mr. Duka received his B.A. from Rutgers College and his M.B.A. from Rutgers Graduate School of Management.

The Nominating and Corporate Governance Committee has concluded that Mr. Duka’s prior experiences as an executive vice president and managing director at several companies, business expertise and finance and industry skills qualify him to serve as a member of the Board.

Gary Kovacs has served as a member of the Board since 2016 and is a member of the Nominating and Corporate Governance Committee and Compensation Committee. Mr. Kovacs has served as Chief Executive Officer of Accela, Inc., a provider of technology solutions, since December 2018. Prior to joining Accela, Mr. Kovacs served as managing director of AVG Technologies N.V.’s management board and as Chief Executive Officer of AVG from 2013 to December 2016. Prior to joining AVG, Mr. Kovacs served as Chief Executive Officer of Mozilla Corporation from 2010 to 2013. Prior to joining Mozilla, Mr. Kovacs held senior leadership roles as Senior Vice President of Markets, Solutions & Products at Sybase through to the acquisition by SAP, and as General Manager and Vice President of Mobile & Devices at Macromedia and Adobe. Previously, he led Zi Corporation, a public company specializing in embedded software and services for mobile and consumer devices. Before founding Zi Corporation, Mr. Kovacs spent 10 years at IBM in leadership positions in product management, sales, marketing and operations within the global software division. Mr. Kovacs graduated from the University of Calgary, in Canada, with his Bachelor of Commerce and an M.B.A. with distinction. Mr. Kovacs serves on the advisory board of DocuSign, and the board of directors of Desire to Learn (D2L), ePhox Corporation, Sensory, Inc. and Make-a-Wish Foundation (Bay Area Chapter). He is also a member of the University of Calgary Management Advisory Council.

The Nominating and Corporate Governance Committee has concluded that Mr. Kovacs’ extensive leadership experience in the technology industry qualifies him to serve as a member of the Board.

Class II Directors

Jennifer Kwon Chou has served as a member of the Board since 2025 and serves as the Chair of the Nominating and Corporate Governance Committee. Ms. Chou is also the Senior Managing Director and Chief Strategy Officer of The Gores Group (“Gores”). Ms. Chou has over 20 years of strategy and finance experience and currently oversees firm strategy and the development of new products and partnerships for Gores. She also has management responsibilities over the firm’s origination, capital raising, external communications, and corporate development functions. Since joining Gores in 2010, Ms. Chou has been responsible for raising capital across Gores’ funds. Prior to joining Gores, Ms. Chou was a Director at Sterling Partners, a private equity firm based in Chicago. Prior to Sterling, she worked in capital markets at Lehman Brothers in New York. She began her career at Public Financial Management and the Vanguard Group. Ms. Chou is a graduate of the University of Pennsylvania and also received an M.B.A. from Northwestern University’s Kellogg School of Management where she was a Robert Toigo Fellow.

The Nominating and Corporate Governance Committee has concluded that Ms. Chou’s prior experience as a chief strategy officer and senior managing director, business and management expertise and finance and industry skills qualify her to serve as a member of the Board.

Ted Goldthorpe has served as the Chairman of the Board since 2025. Mr. Goldthorpe is also the President and Chief Executive Officer of Logan Ridge Finance Corporation (“LRFC”), BC Partners Lending Corporation(“BCPL”) and Portman Ridge Finance Corporation (“PTMN”). Mr. Goldthorpe is an executive officer of the Adviser and Managing Partner of BCP Credit, an integrated credit platform operating within the BC Partners organization. He joined BC Partners to open BCP Credit in 2017. He was previously President of Apollo Investment Corporation and the Chief Investment Officer of Apollo Investment Management where he was the head of its U.S. Opportunistic Platform and also oversaw the Private Origination business from 2012 to 2016. He was also a member of Apollo’s firm-wide Senior Management Committee. Prior to Apollo, Mr. Goldthorpe worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk. He was previously the head of Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe launched BC Partners’ credit business in 2017 and oversees a team of experienced credit professionals. As a Managing Partner of BC Partners, Mr. Goldthorpe is also a member of the Investment Committee of the private equity business. Mr. Goldthorpe received his B.A. in Commerce from Queen's University.

Mr. Goldthorpe’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company led the Nominating and Corporate Governance Committee to conclude that Mr. Goldthorpe qualifies to serve as a member of the Board.

Julie Persily has served as a member of the Board since 2017 and is a member of the Audit Committee and Compensation Committee. Ms. Persily has also served as a member of the board of directors of Investcorp Credit Management BDC, Inc. (f/k/a CM Finance Inc.) (Nasdaq: ICMB), a business development company, since 2013; SEACOR Marine Holdings Inc. (NYSE: SMHI), a global marine and support transportation services company, since April 2018; and Stepstone Private Credit Fund LLC, a business development company, since 2023. Ms. Persily retired in 2011 after serving as the Co-Head of Leveraged Finance and Capital Markets of Nomura Securities North America, a unit of Nomura Holdings Inc. (NYSE: NMR), a securities and investment banking company, since July 2010. Ms. Persily previously served in various capacities at Citigroup Inc. (NYSE: C), a financial services company, including as the Co-Head of Leveraged Finance Group from December 2006 to November 2008, the Head of Acquisition Finance Group from December 2001 to November 2006 and as Managing Director from July 1999 to November 2001. From 1990 to 1999, Ms. Persily served in various capacities including as a Managing Director, Leveraged Finance at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. From 1987 to 1989, Ms. Persily served as an analyst at Drexel Burnham Lambert, a securities and investment banking company. Ms. Persily received a B.A. in psychology and economics from Columbia College and a M.B.A. in financing and accounting from Columbia Business School.

The Nominating and Corporate Governance Committee has concluded that Ms. Persily’s extensive experience with structuring, negotiating and marketing senior loans and high-yield and mezzanine financings brings important and valuable skills to the Board.

Executive Officers Who Are Not Directors

The following information pertains to our officers who are not directors of the Company.

Name	Age	Position	Officer Since
Thomas B. Raterman	65	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	2015
Colleen Corwell	57	Chief Compliance Officer	2022

Thomas B. Raterman has served as our Chief Financial Officer, Treasurer and Secretary, and as the Chief Financial Officer of the Adviser since 2015, as well as our Chief Operating Officer since 2021. Mr. Raterman formerly served as Director, Chief Operating Officer and Chief Financial Officer of GSV Financial Group from February 2011 to December 2016. Mr. Raterman has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies. Mr. Raterman also served as chairman and Chief Executive Officer of a boutique financial advisory firm, InterOcean Financial Group LLC, and its wholly-owned subsidiaries from March 2006 to August 2009, where he led the day-to-day operations of InterOcean Financial Group’s merchant banking and private equity business. In addition, he was co-founder and served as Chief Financial Officer, Executive Vice President and Central Region Manager of LKQ Corporation from February 1998 to February 2001. During his tenure, LKQ completed 31 acquisitions and grew to $225 million in revenue. Today LKQ Corporation is publicly traded (Nasdaq: LKQX) with annual revenue of $11.6 billion in 2020 and current market capitalization of $15.2 billion. Mr. Raterman also served as a Vice President of Flynn Enterprises, Inc., a family office and venture capital and consulting firm, from June 1995 to February 2001. Earlier in his career, Mr. Raterman worked at several leading commercial lending firms including GE Capital, Continental Illinois National Bank and Security Pacific Bank. Mr. Raterman earned a Masters of Management with a concentration in Finance from Northwestern University Kellogg Graduate School of Management and a Bachelor of Science from Miami University in Oxford, Ohio.

Colleen Corwell has served as our Chief Compliance Officer since 2022. Ms. Corwell is a Managing Director at Kroll Associates, Inc. ("Kroll"), and performs her functions as Chief Compliance Officer under the terms of an agreement between the Company and Kroll. She may be from time to time engaged to serve as the Chief Compliance Officer for other BDCs, SEC registered investment advisers, and other funds or managers pursuant to her employment with Kroll. Prior to joining Kroll, Ms. Corwell was a Director at ACA Group. Prior to joining ACA, Ms. Corwell was a Director at Alaric Compliance Services, serving as outsourced CCO for various firms. She also served as Chief Compliance Officer & Risk Manager for Clarion Partners, LLC (formerly ING Group N.A.) broker-dealer, and as the Deputy Chief Compliance Officer for the RIA. She also held senior level compliance roles at Capital One Bank and Ameriprise Financial, and served as the Chief Compliance Officer for Taylor Companies, LLC, a private global investment bank. Ms. Corwell is a CAMS certified member of the Association of Anti-Money Laundering Specialists (ACAMS). Ms. Corwell holds a B.A. from the College of William and Mary, and an M.B.A. from Touro University.

CORPORATE GOVERNANCE

Board Composition

The Board consists of eight members. Pursuant to the Company's Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class serving staggered, three-year terms. The term of our Class I directors will expire at the 2026 annual meeting of stockholders; the term of our Class II directors will expire at the 2027 annual meeting of stockholders; and the term of our Class III directors will expire at the 2028 Annual Meeting. The current composition of the Board is described above under “– Information About the Director Nominees and Directors.”

Independent Directors

In accordance with the rules of the Nasdaq Stock Market LLC ("Nasdaq"), the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed. In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the Nasdaq listing rules. Section 5605 provides that a director of a business development company (“BDC”) like the Company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or the Adviser.

The Board has determined that the following directors are independent: Mses. Chou, Frey and Persily and Messrs. Duka, Kovacs and Warshauer (each an “Independent Director” and together, the “Independent Directors”). Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company or its affiliates, other than in his or her capacity as a member of the Board or any committee thereof.

Interested Directors

Messrs. Goldthorpe and Spreng are considered “interested persons” (as defined in the 1940 Act) of the Company. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer of the Adviser. Mr. Goldthorpe is an “interested person” (as defined in the 1940 Act) of the Company because he is an executive officer of BC Partners Credit, an affiliate of which is the majority-owner of the Adviser.

Board Meetings and Attendance

The Board met five times during 2024. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which he or she served (during the periods that he or she served). The Board’s standing committees are set forth below under “ — Committees of the Board of Directors.” We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. Two current directors attended the annual meeting of stockholders in 2024.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, the Board may designate a Chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the Company’s and our stockholders’ best interests at such times.

Presently, Mr. Goldthorpe serves as the Chairman of the Board. Mr. Goldthorpe is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is an executive officer of BC Partners Credit, an affiliate of which is the majority-owner of the Adviser. Our view is that we are best served through this existing leadership structure, as Mr. Goldthorpe’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between the Adviser’s employees, management and the Board, ensuring that both groups act with a common purpose.

The Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director serves as Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “ — Committees of the Board of Directors,” the Audit Committee and Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, audits of the Company’s financial statements and establishing guidelines and making recommendations to the Board regarding the valuation of our investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

We believe that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee and may establish additional committees in the future. Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee operate pursuant to a charter, each of which is available under the “Documents & Charters” section of our website at https://investors.runwaygrowth.com/corporate-governance/governance-overview, and is also available in print to any stockholder who requests a copy.

Audit Committee

The members of our Audit Committee are Messrs. Duka and Warshauer and Ms. Persily, each of whom is not considered an “interested person” of the Company for purposes of the 1940 Act and the Nasdaq corporate governance rules. Mr. Warshauer serves as Chair of the Audit Committee. The Board has determined that Mr. Warshauer is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Duka and Warshauer and Ms. Persily meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held eight meetings in 2024.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Duka and Kovacs and Ms. Chou, each of whom is considered independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Ms. Chou serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

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are of high character and integrity;
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are accomplished in their respective fields, with superior credentials and recognition;
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have relevant expertise and experience upon which to be able to offer advice and guidance to management;
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have sufficient time available to devote to our affairs;
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are able to work with the other members of the Board and contribute to our success;
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can represent the long-term interests of our stockholders as a whole; and
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are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders. In addition, as part of the Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee held one meeting in 2024.

Compensation Committee

The members of our Compensation Committee are Messrs. Duka and Kovacs and Ms. Persily, each of whom meets the independence standards established by the SEC and the Nasdaq corporate governance rules. Mr. Duka serves as Chair of the Compensation Committee. In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices. The Compensation Committee held one meeting in 2024.

Communication with the Board of Directors

Stockholders with questions about us are encouraged to contact Thomas B. Raterman, Corporate Secretary, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601 (312) 698-6902. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board directly by sending their communications to Runway Growth Finance Corp. Board of Directors, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as any of our other officers and directors. Our code of business conduct and ethics is available on our website at https://investors.runwaygrowth.com/corporate-governance/governance-overview. We will report any material amendments to or waivers of a required provision of our code of business conduct and ethics on our website and/or in a Current Report on Form 8-K.

Hedging, Speculative Trading, Pledging of Securities and Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and disposition of our securities by our officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy prohibits our directors and executive officers from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our Chief Compliance Officer.

Compensation of Directors

The following table sets forth the compensation received by our directors for the year ended December 31, 2024. No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, for their service as directors.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors(5)
R. David Spreng	—	—	—
Gregory Share(3)	—	—	—
Independent Directors(5)
Gary Kovacs	$112,000	—	$112,000
Julie Persily	$112,000	—	$112,000
John F. Engel(4)	$112,000	—	$112,000

(1)
For a discussion of the Independent Directors’ compensation, see below.
(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)
On January 23, 2025, the Company’s stockholders approved the nomination of Ms. Frey to fill the vacancy on the Board created by Mr. Share’s resignation, and to serve the remainder of Mr. Share’s term.
(4)
On March 13, 2025, Mr. Engel resigned from the Board effective upon the appointment by the Board of his successor. On March 13, 2025, the Board approved the appointment of Ms. Chou to fill the vacancy on the Board created by Mr. Engel’s resignation.
(5)
The compensation of certain of our current Board members, Mses. Chou and Frey and Messrs. Duka, Goldthorpe and Warshauer, is not reflected here because their appointments were effective on March 21, 2025, and no compensation was paid to such Board members during the year ended December 31, 2024.

The Independent Directors receive an annual fee of $95,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending regular in-person meetings of the Board and $1,500 for attending any regular Board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any committee meeting telephonically, as well as $500 plus reimbursement of reasonable out-of-pocket expenses in connection with attending each special Board meeting. The Chair of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receive an annual fee of $5,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the net asset value per share of our common stock.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, Runway Administrator Services, LLC, our administrator (the “Administrator”), or their affiliates, pursuant to the terms of our investment advisory agreement with the Adviser (the “Advisory Agreement”), and the administration agreement with the Administrator (the “Administration Agreement”), as applicable. Our day-to-day investment and administrative operations are managed by the Adviser and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser, the Administrator or their affiliates. Colleen Corwell, our Chief Compliance Officer, has been appointed pursuant to an agreement between the Company and Kroll, and is compensated by Kroll.

None of our executive officers receive direct compensation from us. We reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of the Adviser’s investment committee, including Messrs. Spreng and Raterman, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Advisory Agreement. See “Certain Relationships and Related Transactions” below.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, certain officers and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC and the written representations of the Company’s officers and directors for their 2024 fiscal year transactions, we believe that all reports for the Company’s officers, directors and ten percent stockholders that were required to be filed under Section 16 of the Exchange Act were timely filed for 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain members of the Adviser’s senior investment team and the investment committee and the Board serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the Adviser with similar investment objectives. Similarly, the Adviser may have other clients with similar, different or competing investment objectives.

Members of the Adviser’s senior investment team and the investment committee, in their roles at the Adviser, may face conflicts in the allocation of investment opportunities among us and other investment vehicles that are managed by the Adviser with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with the Adviser’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles that may in the future be managed by the Adviser’s senior investment team, such investment will be apportioned by the Adviser’s senior investment team in accordance with (1) the Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. The Adviser believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors how allocation determinations are made among any investment vehicles managed by the Adviser.

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board or exemptive relief for such transaction. The Board will review these procedures on an annual basis.

We may co-invest with investment funds, accounts and vehicles managed by the Adviser or its affiliates where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. On August 10, 2020, we, the Adviser, and certain other funds and accounts sponsored or managed by the Adviser and/or its affiliates were granted an order (the “Prior Order”), as amended on August 30, 2022, that allowed us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. As a result of the acquisition of the Adviser by an affiliate of BC Partners Credit, we and the Adviser are now subject to the terms and conditions of the order granted to BC Partners Lending Corporation, et al. (the “Current Order”), as amended on April 10, 2023. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by the Adviser or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Current Order, a majority of our Independent Directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies.

Advisory Agreement

We have entered into the Advisory Agreement with the Adviser. Mr. Spreng, our President and Chief Executive Officer, and Mr. Raterman, our Chief Operating Officer and Chief Financial Officer, each serve a member of the Adviser’s investment committee. Mr. Goldthorpe, the Chairman of the Board, may be deemed to have an indirect pecuniary interest in the Adviser through his role at BC Partners Credit, which has a direct pecuniary interest in the Adviser. Pursuant to the Advisory Agreement, we pay the Adviser a base management fee and an incentive fee for its services. We paid the Adviser management fees of $15.7 million and incentive fees of $14.6 million for the year ended December 31, 2024.

The Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and conducting diligence on our investments and monitoring our investment portfolio on an ongoing basis. The Adviser’s incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.

Administration Agreement

We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of the Adviser, pursuant to which the Administrator is responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay the Administrator an amount equal to our allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. We accrued expenses of $2.0 million due to the Administrator for the year ended December 31, 2024, which includes amounts reimbursable by us to the Administrator for professional fees and other expenses.

License Agreement

We have entered into a license agreement with the Adviser (the “License Agreement”) pursuant to which the Adviser has granted us a personal, non-exclusive, royalty-free right and license to use the name “Runway Growth Finance”. Under the License Agreement, we have the right to use the “Runway Growth Finance” name for so long as the Adviser or one of its affiliates remains our Adviser. Other than with respect to this limited license, we have no legal right to the “Runway Growth Finance” name.

If any of the contractual obligations discussed above are terminated in the future, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under the Advisory Agreement and the Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Strategic Relationship

In December 2016, the Company and the Adviser entered into a strategic relationship with Oaktree Capital Management, L.P (“Oaktree”). In connection with the relationship, OCM Growth Holdings (“OCM Growth”), an affiliate of Oaktree, purchased an aggregate of 14,571,334 shares of the Company's common stock for an aggregate purchase price of $219.3 million in our initial private offering and second private offering, respectively. Oaktree Opportunities Fund Xb Holdings (Delaware), L.P. purchased 24,100 shares of our common stock in secondary transactions in 2020 and 2022. As of December 31, 2024, OCM Growth owned 10,779,668 shares of our common stock, or 28.9% of our outstanding shares. Pursuant to an irrevocable proxy, the shares held by OCM Growth must be voted in the same proportion that our other stockholders vote their shares.

In connection with OCM Growth’s commitment, the Company entered into a stockholder agreement (the “OCM Agreement”), dated December 15, 2016, with OCM Growth, pursuant to which OCM Growth has a right to nominate a member of the Board for election for so long as OCM Growth holds shares of the Company’s common stock in an amount equal to, in the aggregate, at least one-third (33%) of OCM Growth’s initial $125.0 million capital commitment. Ms. Frey serves on the Board as OCM Growth’s director nominee and is considered an Independent Director. Further, to the extent OCM Growth’s share ownership falls below one-third of its initial $125.0 million capital commitment under any circumstances, OCM Growth will no longer have the right to appoint a director nominee and will use reasonable efforts to cause such nominee to resign immediately (subject to his or her existing fiduciary duties).

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Audit Committee, which consists solely of Independent Directors, has selected Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Deloitte has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

As discussed below under “Change in Independent Registered Public Accounting Firm,” effective as January 23, 2025, RSM US LLP (“RSM”) ceased serving as, and Deloitte began serving as, the Company’s independent registered public accounting firm. The report of Deloitte on our financial statements for the fiscal year ended December 31, 2024 and the reports of RSM, our former independent registered public accounting firm, on our financial statements for the fiscal years ended December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Principal Accountant Fees and Services

The table below sets forth the aggregate fees billed by Deloitte and RSM for work attributable to audit, tax and other services provided to the Company in or relating to each of the fiscal years ended December 31, 2024 and 2023, irrespective of when such fees were billed to or paid by the Company. Deloitte became the Company’s independent registered public accounting firm on January 23, 2025 in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2024. RSM served as the Company’s independent registered public accounting firm from inception to January 23, 2025.

Principal Accountant Fees
	Audit Fees(1)	Audit Related Fees(2)	Tax Fees(3)	All Other Fees(4)	Total
For the fiscal year ended December 31, 2024:
Deloitte	$577,500	$-	$-	$-	$577,500
RSM	362,770	-	24,675	-	387,445
Total	$940,270	$-	$24,675	$-	$964,945

For the fiscal year ended December 31, 2023:
RSM	$756,532	$-	$22,400	$-	$778,932
Total	$756,532	$-	$22,400	$-	$778,932
(1)
"Audit Fees" include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, consents, and review of documents filed with the SEC. Of the Audit Fees billed by RSM for fiscal years ended December 31, 2024 and 2023, $47,045 and $139,531, respectively, related to the comfort letters, consents, and review of documents filed with the SEC. No such fees were billed by Deloitte for the periods presented.
(2)
"Audit-Related Fees” are assurance-related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
(3)
"Tax Fees" include professional fees for tax compliance and tax advice.
(4)
"All Other Fees" are fees for products and services other than the services reported above.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes a discussion and pre-approval of such services and the expected costs of such services for the year.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Runway Growth Finance Corp. operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Duka and Warshauer and Ms. Persily.

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2024. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301: Communications with Audit Committees. PCAOB Auditing Standard 1301 requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•
methods used to account for significant unusual transactions;
•
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•
the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and
•
disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

Additionally, the Audit Committee has discussed with Deloitte the matters required to be discussed by PCAOB Auditing Standard 2410: Related Parties.

The Audit Committee received and reviewed the written disclosures from Deloitte required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte from performing services that might impair its independence.

Recent Change of Independent Registered Public Accounting Firm

On January 23, 2025, the Board dismissed RSM as the Company’s independent registered public accounting firm, effective immediately. The Board’s decision to dismiss RSM was recommended by the Audit Committee. The audit reports of RSM on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2022 and 2023 and through January 23, 2025, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On January 23, 2025, upon the recommendation of the Audit Committee, the Board approved the engagement of Deloitte to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2024.

During the two most recent fiscal years and through January 23, 2025, the date of the engagement of Deloitte, neither the Company nor any person on its behalf has consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements as of and for the year ended December 31, 2024 be included in the Company’s annual report on Form 10-K for filing with the SEC. The Audit Committee also recommended the selection of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and the Board approved such recommendation.

Respectfully Submitted,

Audit Committee Members

Robert Warshauer, Chair

Alexander Duka

Julie Persily

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2026 Annual Meeting of Stockholders will be held in June 2026, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2026 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of Runway Growth Finance Corp. at 205 N Michigan Ave, Suite 4200, Chicago, Illinois 60601. The Company must receive the proposal on or before February 10, 2026 in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2026 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2026 Annual Meeting of Stockholders, a stockholder’s notice pursuant to these provisions of our bylaws must be received no earlier than November 30, 2025 and no later than 5:00 p.m., Eastern Time, on December 30, 2025 provided, however, that in the event that the date of the 2026 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2026 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2026 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice.

In accordance with our bylaws, the chair of any annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

You are cordially invited to attend the Annual Meeting in person (i.e., virtually). Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote through the Internet.

By Order of the Board of Directors,

/s/ Thomas B. Raterman

Thomas B. Raterman
Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer

Chicago, Illinois
April 29, 2025

PRIVACY POLICY

We are committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains our privacy policies. This notice supersedes any other privacy notice you may have received from us, and its terms apply to both our current customers and former customers.

How We Protect Your Personal Information

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect

The only information we collect from you is your name, address, tax identification number, and number of shares you hold.

How We Use this Information

This information is used only so that we can service your account, send you distributions, annual reports and other information about the Company, and send you proxy statements or other information required by law.

Who Has Access to Personal Information

We do not share customer information with any non-affiliated third party except as described below.

•
Authorized Employees of the Adviser and the Administrator. It is our policy that only authorized employees of the Adviser and/or the Administrator who need to know your personal information will have access to it.
•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing information to you. These companies are required to protect your information and use it solely for the purpose for which they received it.
•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Updating Your Information

To help us keep your customer information up-to-date and accurate, please contact the Adviser, at the address below, if there is any change in your personal information.

Runway Growth Capital LLC

205 N. Michigan Ave

Suite 4200

Chicago, IL 60601

ATTN: Chief Compliance Officer

14475 RUNWAY GROWTH FINANCE CORP. Proxy for Annual Meeting of Stockholders on June 10, 2025 Solicited on Behalf of the Board of Directors The undersigned hereby appoints R. David Spreng and Thomas B. Raterman, and each of them, with full power of substitution and power to act alone, as proxies for the undersigned to vote all the shares of common stock of Runway Growth Finance Corp. which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of RUNWAY GROWTH FINANCE CORP., to be held virtually on June 10, 2025 at 10:00 am CT, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1

ANNUAL MEETING OF STOCKHOLDERS OF RUNWAY GROWTH FINANCE CORP. June 10, 2025 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/22600 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20330000000000001000 8 061025 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. To elect three Class III directors who will each serve for a term of three years and until their successors are elected and qualified. 2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and submit the voting instruction form (ballot). It is understood that if you submit the ballot without otherwise marking it, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: O R. David Spreng O Catherine Frey O Robert Warshauer FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20330000000000001000 8 061025 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/22600 MARK “X” HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. ANNUAL MEETING OF STOCKHOLDERS OF RUNWAY GROWTH FINANCE CORP. June 10, 2025 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiconnect.com/257281653 (password: runway2025) and be sure to have available the control number. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: O R. David Spreng O Catherine Frey O Robert Warshauer FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: 2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and submit the voting instruction form (ballot). It is understood that if you submit the ballot without otherwise marking it, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. 1. To elect three Class III directors who will each serve for a term of three years and FOR AGAINST ABSTAIN until their successors are elected and qualified.